Exhibit 99.2

Supplemental Operating and Financial Data
Third Quarter and Nine Months Ended September 30, 2015

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our acquisition or disposition of properties, our capital resources, future expenditures for development projects, and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “anticipates,” “estimates,” “offers,” “plans,” “would,” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. In addition, references to our budgeted amounts and guidance are forward-looking statements. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

NON-GAAP INFORMATION

This document contains certain non-GAAP measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measurements of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See pages 32 through 33 for definitions of certain non-GAAP financial measures used in this document.

EPR Properties
Company Profile

The Company

EPR Properties (“EPR” or the “Company”) is a self-administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust (“REIT”), and an initial public offering was completed on November 18, 1997.

Since that time, the Company has grown into a leading specialty real estate investment trust with an investment portfolio that includes Entertainment, Education, Recreation and Other specialty investments.

Company Strategy

EPR’s primary business objective is to enhance shareholder value by achieving predictable growth in Funds from Operations (“FFO”) and dividends per share. Our prevailing strategy is to focus on long-term investments in a limited number of categories in which we maintain a depth of knowledge and relationships, and which we believe offer sustained performance throughout all economic cycles. We believe our focused niche approach provides a competitive advantage, and the potential for higher growth and better yields.

We also adhere to rigorous underwriting and investing criteria, centered on key industry and property level cash flow criteria. As part of our growth strategy we will consider acquiring, developing or financing additional properties which are consistent with our overall strategy and meet our underwriting and investing criteria. In executing our growth strategy, we will employ moderate leverage. We have historically paid out approximately 80% of our FFO as adjusted in the form of dividends. This allows investors to realize a portion of their returns on a current basis.

Following are the key criteria against which our investments are evaluated:

Inflection Opportunity - Renewal or restructuring in an industry’s properties

Enduring Value - Real estate devoted to and improving long-lived activities

Excellent Execution - Market-dominant performance that creates value beyond tenant credit

Attractive Economics - Accretive initial returns along with growth in yield

Advantageous Position - Sustainable competitive advantages

EPR Properties
Investor Information

Senior Management

Greg Silvers	Mark Peterson
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

Jerry Earnest	Craig Evans
Senior Vice President and Chief Investment Officer	Senior Vice President, General Counsel and Secretary

Tom Wright	Mike Hirons
Senior Vice President - Human Resources and Administration	Vice President - Strategic Planning

Tonya Mater
Vice President and Chief Accounting Officer

Company Information

Corporate Headquarters	Trading Symbols
909 Walnut Street, Suite 200	Common Stock:
Kansas City, MO 64106	EPR
888-EPR-REIT	Preferred Stock:
www.eprkc.com	EPR-PrC
EPR-PrE
Stock Exchange Listing	EPR-PrF
New York Stock Exchange

Equity Research Coverage

Bank of America Merrill Lynch	Jane Wong	646-855-3378
Citi Global Markets	Michael Bilerman/Nick Joseph	212-816-4471
FBR Capital Markets & Co.	Daniel Altscher	703-312-1651
J.P. Morgan	Anthony Paolone	212-622-6682
Kansas City Capital Associates	Jonathan Braatz	816-932-8019
Keybanc Capital Markets	Jordan Sadler/Craig Mailman	917-368-2280
Ladenburg Thalmann	Daniel Donlan	212-409-2056
RBC Capital Markets	Richard Moore	440-715-2646
Stifel	Simon Yarmak	443-224-1345

EPR Properties is followed by the analysts identified above.  Please note that any opinions, estimates, forecasts or recommendations regarding EPR Properties’ performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of EPR Properties or its management.  EPR Properties does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

EPR Properties
Selected Financial Information
(Unaudited, dollars and shares in thousands)

	Three Months Ended September 30,		Nine months ended September 30,
Operating Information:	2015	2014	2015	2014
Revenue (1)	$108,335	$98,738	$309,029	$280,381
Net income available to common shareholders of
EPR Properties	44,244	36,753	123,927	109,141
Earnings before interest, taxes, depreciation and amortization
(EBITDA) - continuing operations (1)(2)	94,353	81,677	242,557	235,521
Earnings before interest, taxes, depreciation and amortization
(EBITDA) - discontinued operations (2)	170	(3)	228	3,384
Adjusted EBITDA - continuing operations (1)(2)	95,136	85,823	267,953	240,619
Adjusted EBITDA - discontinued operations (2)	170	(3)	228	8
Interest expense, net (1)	20,529	20,801	59,123	61,254
Recurring principal payments	3,363	3,590	10,634	9,567
Capitalized interest	4,771	2,085	14,265	4,982
Straight-lined rental revenue	2,738	2,932	8,892	5,150
Dividends declared on preferred shares	5,951	5,952	17,855	17,856
Dividends declared on common shares	53,019	46,767	156,841	137,837
General and administrative expense	7,482	6,719	22,920	21,260

Balance Sheet Information:	September 30,
	2015	2014
Total assets	$4,201,105	$3,679,231
Accumulated depreciation	511,949	453,284
Total assets before accumulated depreciation (gross assets)	4,713,054	4,132,515
Unencumbered real estate assets (3)
Number	232	194
Gross book value	3,635,013	2,940,629
Annualized stabilized NOI	358,572	300,312
Total debt	2,037,455	1,621,211
Equity	1,989,071	1,927,718
Common shares outstanding	59,157,916	57,149
Total market capitalization (using EOP closing price)	5,434,479	4,863,798
Debt/total assets	48%	44%
Debt/total market capitalization	37%	33%
Debt/gross assets	43%	39%
Debt/Adjusted EBITDA - continuing operations (1)(4)	5.35	4.72
Debt/Adjusted EBITDA - continuing and discontinued operations (4)	5.34	4.72

(1) Excludes discontinued operations.
(2) See pages 32 through 33 for definitions.
(3) Includes unencumbered rental properties, gross, direct financing lease, net and mortgage notes receivable; excludes property under development and land held for development.
(4) Adjusted EBITDA is for the quarter annualized. See pages 32 through 33 for definitions.

EPR Properties
Selected Balance Sheet Information
(Unaudited, dollars in thousands)

	3rd Quarter 2015	2nd Quarter 2015	1st Quarter 2015	4th Quarter 2014	3rd Quarter 2014	2nd Quarter 2014
Assets
Rental properties:
Entertainment	$2,309,413	$2,301,551	$2,267,993	$2,294,112	$2,287,516	$2,284,385
Education	589,755	412,088	380,575	365,268	306,153	199,580
Recreation	551,660	315,502	295,838	257,814	219,723	218,656
Other	—	—	—	—	10,090	10,090
Less: accumulated depreciation	(511,949)	(492,602)	(471,057)	(465,660)	(453,284)	(439,242)
Land held for development	30,501	30,495	28,119	206,001	204,641	203,443
Property under development	374,533	494,066	390,205	181,798	189,051	182,897
Mortgage notes receivable: (1)
Entertainment	58,220	58,220	58,220	58,220	58,220	58,220
Education	80,230	79,194	78,496	76,917	73,709	66,013
Recreation	311,859	403,799	385,367	367,797	409,304	379,435
Other	5,021	5,032	5,021	5,021	5,032	5,021
Investment in a direct financing lease, net	190,029	189,203	200,266	199,332	198,551	198,020
Investment in joint ventures	6,439	6,101	5,902	5,738	5,343	5,853
Cash and cash equivalents	14,614	6,146	102,206	3,336	8,386	13,589
Restricted cash	21,949	15,289	22,454	13,072	26,811	17,566
Accounts receivable, net	56,006	64,493	56,397	47,282	44,469	42,830
Other assets	112,825	102,815	97,300	86,000	85,516	86,496
Total assets	$4,201,105	$3,991,392	$3,903,302	$3,702,048	$3,679,231	$3,532,852

Liabilities and Equity
Liabilities:
Accounts payable and accrued liabilities	$98,736	$80,855	$78,499	$82,180	$71,511	$70,383
Common dividends payable	17,896	17,308	17,296	16,281	16,288	15,239
Preferred dividends payable	5,951	5,952	5,952	5,952	5,952	5,952
Unearned rents and interest	51,996	39,270	42,628	25,623	36,551	29,507
Line of credit	196,000	100,000	—	62,000	34,000	79,000
Debt	1,841,455	1,845,864	1,849,424	1,583,523	1,587,211	1,580,801
Total liabilities	2,212,034	2,089,249	1,993,799	1,775,559	1,751,513	1,780,882
Equity:
Common stock and additional paid-in- capital	2,414,399	2,297,495	2,295,091	2,284,029	2,280,693	2,093,922
Preferred stock at par value	139	139	139	139	139	139
Treasury stock	(95,564)	(77,244)	(77,001)	(67,846)	(66,437)	(66,096)
Accumulated other comprehensive income	5,410	8,290	8,711	12,566	13,557	14,225
Distributions in excess of net income	(335,690)	(326,914)	(317,814)	(302,776)	(300,611)	(290,597)
EPR Properties shareholders' equity	1,988,694	1,901,766	1,909,126	1,926,112	1,927,341	1,751,593
Noncontrolling interests	377	377	377	377	377	377
Total equity	1,989,071	1,902,143	1,909,503	1,926,489	1,927,718	1,751,970
Total liabilities and equity	$4,201,105	$3,991,392	$3,903,302	$3,702,048	$3,679,231	$3,532,852

(1) Includes related accrued interest receivable.

EPR Properties
Selected Operating Data
(Unaudited, dollars in thousands)

	3rd Quarter 2015	2nd Quarter 2015	1st Quarter 2015	4th Quarter 2014	3rd Quarter 2014	2nd Quarter 2014
Rental revenue and tenant reimbursements:
Entertainment	$63,355	$63,794	$64,267	$64,774	$65,102	$63,783
Education	13,990	10,803	10,094	9,387	7,490	5,519
Recreation	12,079	7,228	6,705	5,840	6,069	4,612
Other	—	—	(23)	221	235	285
Mortgage and other financing income:
Entertainment	1,782	1,782	1,782	1,776	1,789	1,768
Education (1)	7,479	7,793	7,783	7,708	7,561	7,440
Recreation	8,835	8,613	8,181	14,563	10,050	8,096
Other	97	97	97	97	97	97
Other income	718	1,148	550	303	345	187
Total revenue	$108,335	$101,258	$99,436	$104,669	$98,738	$91,787

Property operating expense	5,496	5,770	6,357	6,961	5,948	5,539
Other expense	221	210	102	206	248	219
General and administrative expense	7,482	7,756	7,682	6,306	6,719	7,079
Retirement severance expense	—	—	18,578	—	—	—
Costs associated with loan refinancing or payoff	18	243	—	301	—	—
Interest expense, net	20,529	20,007	18,587	20,015	20,801	20,555
Transaction costs	783	4,429	1,606	1,131	369	756
Provision for loan loss	—	—	—	—	3,777	—
Depreciation and amortization	23,498	21,849	19,355	17,989	17,421	16,002
Income before equity in income in joint ventures and other items	50,308	40,994	27,169	51,760	43,455	41,637
Equity in income from joint ventures	339	198	164	395	300	267
Gain (loss) on sale of real estate	(95)	—	23,924	879	—	—
Gain on sale of investment in a direct financing lease	—	—	—	—	—	220
Income tax benefit (expense)	(498)	7,506	(8,426)	(896)	(1,047)	(1,360)
Income from continuing operations	50,054	48,698	42,831	52,138	42,708	40,764
Discontinued operations:
Income (loss) from discontinued operations	141	68	(10)	497	(3)	(4)
Net income attributable to EPR Properties	50,195	48,766	42,821	52,635	42,705	40,760
Preferred dividend requirements	(5,951)	(5,952)	(5,952)	(5,951)	(5,952)	(5,952)
Net income available to common shareholders of EPR Properties	$44,244	$42,814	$36,869	$46,684	$36,753	$34,808

(1) Represents income from owned assets under a direct financing lease and 11 mortgage notes receivable.

EPR Properties
Funds From Operations and Funds From Operations as Adjusted
(Unaudited, dollars in thousands except per share information)

	3rd Quarter 2015	2nd Quarter 2015	1st Quarter 2015	4th Quarter 2014	3rd Quarter 2014	2nd Quarter 2014
Funds From Operations ("FFO") (1):
Net income available to common shareholders of EPR Properties	$44,244	$42,814	$36,869	$46,684	$36,753	$34,808
Gain on sale of real estate (excluding land sale)	—	—	(23,748)	(879)	—	—
Gain on sale of investment in a direct financing lease	—	—	—	—	—	(220)
Real estate depreciation and amortization	23,071	21,457	18,957	17,582	17,145	15,725
Allocated share of joint venture depreciation	64	65	64	64	54	53
FFO available to common shareholders of EPR Properties	$67,379	$64,336	$32,142	$63,451	$53,952	$50,366

FFO available to common shareholders of EPR Properties	$67,379	$64,336	$32,142	$63,451	$53,952	$50,366
Add: Preferred dividends for Series C preferred shares	1,941	—	—	1,941	—	—
Diluted FFO available to common shareholders	$69,320	$64,336	$32,142	$65,392	$53,952	$50,366

Funds From Operations as adjusted (1):
FFO available to common shareholders of EPR Properties	$67,379	$64,336	$32,142	$63,451	$53,952	$50,366
Costs associated with loan refinancing or payoff	18	243	—	301	—	—
Transaction costs	783	4,429	1,606	1,131	369	756
Retirement severance expense	—	—	18,578	—	—	—
Provision for loan loss	—	—	—	—	3,777	—
Loss (gain) on sale of land	95	—	(176)	—	—	—
Deferred income tax expense (benefit)	53	(6,711)	6,888	184	363	842
FFO as adjusted available to common shareholders of EPR Properties	$68,328	$62,297	$59,038	$65,067	$58,461	$51,964

FFO as adjusted available to common shareholders of EPR Properties	$68,328	$62,297	$59,038	$65,067	$58,461	$51,964
Add: Preferred dividends for Series C preferred shares	1,941	—	—	—	—	—
Diluted FFO as adjusted available to common shareholders	$70,269	$62,297	$59,038	$65,067	$58,461	$51,964

FFO per common share attributable to EPR Properties:
Basic	$1.16	$1.12	$0.56	$1.11	$1.00	$0.94
Diluted	1.15	1.12	0.56	1.10	1.00	0.94
FFO as adjusted per common share attributable to EPR Properties:
Basic	$1.18	$1.09	$1.03	$1.14	$1.09	$0.97
Diluted	1.17	1.08	1.03	1.13	1.08	0.97
Shares used for computation (in thousands):
Basic	58,083	57,200	57,111	57,141	53,792	53,458
Diluted	58,278	57,446	57,378	57,355	54,001	53,654

Weighted average shares outstanding-diluted EPS	58,278	57,446	57,378	57,355	54,001	53,654
Effect of dilutive Series C preferred shares	2,022	—	—	1,998	—	—
Adjusted weighted-average shares outstanding-diluted	60,300	57,446	57,378	59,353	54,001	53,654

(1) See pages 32 through 33 for definitions.

EPR Properties
Adjusted Funds From Operations
(Unaudited, dollars in thousands except per share information)

	3rd Quarter 2015	2nd Quarter 2015	1st Quarter 2015	4th Quarter 2014	3rd Quarter 2014	2nd Quarter 2014
Adjusted Funds from Operations ("AFFO") (1):
FFO available to common shareholders of EPR Properties	$67,379	$64,336	$32,142	$63,451	$53,952	$50,366
Adjustments:
Amortization of above market leases, net	48	49	48	48	48	48
Transaction costs	783	4,429	1,606	1,131	369	756
Retirement severance expense	—	—	18,578	—	—	—
Non-real estate depreciation and amortization	427	392	398	408	276	276
Deferred financing fees amortization	1,156	1,173	1,096	1,090	1,082	1,061
Costs associated with loan refinancing or payoff	18	243	—	301	—	—
Share-based compensation expense to management and trustees	2,161	2,085	1,972	1,918	2,313	2,343
Maintenance capital expenditures (2)	(897)	(435)	(1,023)	(1,929)	(1,572)	(3,026)
Straight-lined rental revenue	(2,738)	(3,211)	(2,943)	(3,515)	(2,932)	(1,107)
Non-cash portion of mortgage and other financing income	(2,042)	(3,408)	(2,976)	(2,248)	(1,585)	(1,239)
Provision for loan loss	—	—	—	—	3,777	—
Loss (gain) on sale of land	95	—	(176)	—	—	—
Deferred income tax expense (benefit)	53	(6,711)	6,888	184	363	842
AFFO available to common shareholders of EPR Properties	$66,443	$58,942	$55,610	$60,839	$56,091	$50,320

AFFO available to common shareholders of EPR Properties	$66,443	$58,942	$55,610	$60,839	$56,091	$50,320
Add: Preferred dividends for Series C preferred shares	1,941	—	—	—	—	—
Diluted AFFO available to common shareholders of EPR Properties	$68,384	$58,942	$55,610	$60,839	$56,091	$50,320

Weighted average diluted shares outstanding (in thousands)	58,278	57,446	57,378	57,355	54,001	53,654
Effect of dilutive Series C preferred shares	2,022	—	—	—	—	—
Adjusted weighted-average shares outstanding-diluted	60,300	57,446	57,378	57,355	54,001	53,654

AFFO per diluted common share	$1.13	$1.03	$0.97	$1.06	$1.04	$0.94

Dividends declared per common share	$0.9075	$0.9075	$0.9075	$0.8550	$0.8550	$0.8550

AFFO payout ratio (3)	80%	88%	94%	81%	82%	91%

(1) See pages 32 through 33 for definitions.
(2) Includes maintenance capital expenditures and certain second generation tenant improvements and leasing commissions.
(3) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

EPR Properties
Capital Structure at September 30, 2015
(Unaudited, dollars in thousands)

Consolidated Debt

Principal Payments Due on Debt:

	Mortgages			Unsecured Credit Facility (2)	Unsecured Senior Notes
Year	Amortization	Maturities	Bonds/Term Loan/Other (1)			Total	Weighted Avg Interest Rate
2015	$3,012	$—	$—	$—	$—	$3,012	5.55%
2016	11,754	96,144	1,850	—	—	109,748	5.92%
2017	7,118	158,201	—	—	—	165,319	4.89%
2018	919	12,462	—	—	—	13,381	6.34%
2019	—	—	—	196,000	—	196,000	1.45%
2020	—	—	350,000	—	250,000	600,000	4.72%
2021	—	—	—	—	—	—	—%
2022	—	—	—	—	350,000	350,000	5.75%
2023	—	—	—	—	275,000	275,000	5.25%
2024	—	—	—	—	—	—	—%
2025	—	—	—	—	300,000	300,000	4.50%
Thereafter	—	—	24,995	—	—	24,995	0.02%
	$22,803	$266,807	$376,845	$196,000	$1,175,000	$2,037,455	4.65%

		Balance	Weighted Avg Interest Rate	Weighted Avg Maturity
Fixed rate secured debt		$289,610	5.37%	1.42
Fixed rate unsecured debt (1)		1,476,850	5.12%	6.75
Variable rate secured debt		24,995	0.02%	22.00
Variable rate unsecured debt		246,000	1.48%	3.77
Total		$2,037,455	4.65%	5.82

(1) Includes $300 million of term loan that has been fixed through interest rate swaps through April 5, 2019.

(2) Unsecured Credit Facility Summary:

		Balance		Rate
	Commitment	at 9/30/2015	Maturity	at 9/30/2015

	$650,000	$196,000	April 24, 2019	1.45%

Note: This facility has a one year extension available at the Company's option (solely with respect to the unsecured revolving credit portion of the facility) and includes an accordion feature in which the maximum borrowing amount under the combined unsecured revolving credit and term loan facility can be increased from $1.0 billion to $2.0 billion, in each case, subject to certain terms and conditions.

EPR Properties
Capital Structure at September 30, 2015 and December 31, 2014
(Unaudited, dollars in thousands)

Consolidated Debt (continued)

Summary of Debt:
	September 30, 2015	December 31, 2014

Mortgage note payable, 5.56%, paid in full on March 6, 2015	$—	$30,508
Mortgage note payable, 5.39%, paid in full on July 31, 2015	—	4,960
Mortgage notes payable, 5.77%, paid in full on August 6, 2015	—	62,842
Mortgage notes payable, 5.84%, due March 6, 2016	34,561	35,515
Note payable, 2.50%, due April 21, 2016	1,850	1,850
Mortgage notes payable, 6.37%, due June 1, 2016	24,973	25,607
Mortgage notes payable, 6.10%, due October 1, 2016	22,431	23,000
Mortgage notes payable, 6.02%, due October 6, 2016	16,887	17,319
Mortgage note payable, 6.06%, due March 1, 2017	9,461	9,693
Mortgage note payable, 6.07%, due April 6, 2017	9,749	9,985
Mortgage notes payable, 5.73%-5.95%, due May 1, 2017	31,875	32,662
Mortgage notes payable, 4.00%, due July 6, 2017	94,537	97,248
Mortgage note payable, 5.29%, due July 8, 2017	3,493	3,604
Mortgage notes payable, 5.86% due August 1, 2017	23,124	23,681
Mortgage note payable, 6.19%, due February 1, 2018	13,348	13,849
Mortgage note payable, 7.37%, due July 15, 2018	5,171	6,205
Unsecured revolving variable rate credit facility, LIBOR + 1.25%, due April 24, 2019	196,000	62,000
Unsecured term loan payable, LIBOR + 1.40%, $300,000 fixed through interest rate swaps at a blended rate of 2.71% through April 5, 2019, due April 24, 2020	350,000	285,000
Senior unsecured notes payable, 7.75%, due July 15, 2020	250,000	250,000
Senior unsecured notes payable, 5.75%, due August 15, 2022	350,000	350,000
Senior unsecured notes payable, 5.25%, due July 15, 2023	275,000	275,000
Senior unsecured notes payable, 4.50%, due April 1, 2025	300,000	—
Bonds payable, variable rate, due October 1, 2037	24,995	24,995
Total	$2,037,455	$1,645,523

EPR Properties
Capital Structure
Senior Notes

Senior Debt Ratings as of September 30, 2015

Moody's	Baa2 (stable)
Fitch	BBB- (stable)
Standard and Poor's	BBB- (stable)

Summary of Covenants

The Company's outstanding senior unsecured notes have fixed interest rates of 4.50%, 5.25%, 5.75% and 7.75%. Interest on the senior unsecured notes is paid semiannually. The senior unsecured notes contain various covenants, including: (i) a limitation on incurrence of any debt that would cause the Company's debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for the Company's 4.50%, 5.25%, 5.75% and 7.75% senior unsecured notes, as defined and calculated per the terms of the notes. These calculations, which are not based on U.S. generally accepted accounting principles, or GAAP, measurements, are presented to investors to show the Company's ability to incur additional debt under the terms of the senior unsecured notes only and are not measures of the Company's liquidity or performance.  The actual amounts as of September 30, 2015 and June 30, 2015 are:

		Actual	Actual
Note Covenants	Required	3rd Quarter 2015 (1)	2nd Quarter 2015
Limitation on incurrence of total debt (Total Debt/Total Assets)	≤ 60%	44%	44%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	≤ 40%	7%	9%
Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service)	≥ 1.5 x	3.8x	3.5x
Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	≥ 150% of unsecured debt	232%	237%

(1) See page 14 for detailed calculations.

EPR Properties
Capital Structure
Senior Notes
(Unaudited, dollars in thousands)

Covenant Calculations

Total Assets:	September 30, 2015		Total Debt:		September 30, 2015
Total Assets	$4,201,105		Secured debt obligations		$314,605
Add: accumulated depreciation	511,949		Unsecured debt obligations:
Less: intangible assets	(9,043)		Unsecured debt		1,722,850
Total Assets	$4,704,011		Outstanding letters of credit		—
			Guarantees		22,929
			Derivatives at fair market value, net, if liability		—
Total Unencumbered Assets:	September 30, 2015		Total unsecured debt obligations:		1,745,779
Unencumbered real estate assets, gross	$3,635,013		Total Debt		$2,060,384
Cash and cash equivalents	14,614
Land held for development	30,501
Property under development	374,533
Total Unencumbered Assets	$4,054,661

Consolidated Income Available for Debt Service:	3rd Quarter 2015	2nd Quarter 2015	1st Quarter 2015	4th Quarter 2014	Trailing Twelve Months
Adjusted EBITDA - continuing operations	$95,136	$87,522	$85,295	$91,196	$359,149
Add: Adjusted EBITDA - discontinued operations	170	68	(10)	497	725
Less: straight-line rental revenue	(2,738)	(3,211)	(2,943)	(3,515)	(12,407)
Consolidated Income Available for Debt Service	$92,568	$84,379	$82,342	$88,178	$347,467

Annual Debt Service:
Interest expense, gross	$25,300	$25,164	$22,947	$22,560	$95,971
Less: deferred financing fees amortization	(1,156)	(1,173)	(1,096)	(1,090)	(4,515)
Annual Debt Service	$24,144	$23,991	$21,851	$21,470	$91,456

Debt Service Coverage	3.8	3.5	3.8	4.1	3.8

EPR Properties
Capital Structure at September 30, 2015
(Unaudited, dollars in thousands except share information)

Equity

Security	Shares Issued and Outstanding	Price per share at September 30, 2015	Liquidation Preference	Dividend Rate	Convertible	Conversion Ratio at September 30, 2015

Common shares	59,157,916	$51.57	N/A	(1)	N/A	N/A
Series C	5,400,000	$22.16	$135,000	5.750%	Y	0.3744
Series E	3,450,000	$30.74	$86,250	9.000%	Y	0.4568
Series F	5,000,000	$24.65	$125,000	6.625%	N	N/A

Calculation of Total Market Capitalization:

Common shares outstanding at September 30, 2015 multiplied by closing price at September 30, 2015				$3,050,774
Aggregate liquidation value of Series C preferred shares (2)				135,000
Aggregate liquidation value of Series E preferred shares (2)				86,250
Aggregate liquidation value of Series F preferred shares (2)				125,000
Total debt at September 30, 2015				2,037,455
Total consolidated market capitalization				$5,434,479

(1) Total monthly dividends declared in the third quarter of 2015 were $0.9075 per share.
(2) Excludes accrued unpaid dividends at September 30, 2015

EPR Properties
Summary of Ratios
(Unaudited)

	3rd Quarter 2015	2nd Quarter 2015	1st Quarter 2015	4th Quarter 2014	3rd Quarter 2014	2nd Quarter 2014

Debt to total assets (book value)	48%	49%	47%	44%	44%	47%

Debt to total market capitalization	37%	36%	33%	31%	33%	33%

Debt to gross assets	43%	43%	42%	39%	39%	42%

Debt/Adjusted EBITDA - continuing operations (1)	5.35	5.56	5.42	4.51	4.72	5.26

Debt/Adjusted EBITDA - continuing and discontinued operations (1)	5.34	5.55	5.42	4.49	4.72	5.26

Secured debt to secured assets	68%	72%	65%	72%	68%	69%

Unencumbered real estate assets to total real estate assets (2)	89%	86%	84%	84%	82%	82%

Interest coverage ratio (3)	3.7	3.5	3.6	4.0	3.7	3.6

Fixed charge coverage ratio (3)	3.0	2.8	2.9	3.1	2.9	2.8

Debt service coverage ratio (3)	3.3	3.0	3.1	3.4	3.2	3.1

FFO payout ratio (4)	79%	81%	162%	78%	86%	91%

FFO as adjusted payout ratio (5)	78%	84%	88%	76%	79%	88%

AFFO payout ratio (6)	80%	88%	94%	81%	82%	91%

(1) Adjusted EBITDA is for the quarter annualized. See pages 32 through 33 for definitions.
(2) Total real estate assets includes rental properties, gross, direct financing lease, net and mortgage notes receivable; excludes property under development and land held for development.
(3) See page 17 for detailed calculation.
(4) FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(5) FFO as adjusted payout ratio is calculated by dividing dividends declared per common share by FFO as adjusted per diluted common share.
(6) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

EPR Properties
Calculation of Interest, Fixed Charge and Debt Service Coverage Ratios
(Unaudited, dollars in thousands)

	3rd Quarter 2015	2nd Quarter 2015	1st Quarter 2015	4th Quarter 2014	3rd Quarter 2014	2nd Quarter 2014
Interest Coverage Ratio (1):
Net income	$50,195	$48,766	$42,821	$52,635	$42,705	$40,760
Provision for loan losses	—	—	—	—	3,777	—
Transaction costs	783	4,429	1,606	1,131	369	756
Interest expense, gross	25,300	25,164	22,947	22,560	22,898	22,174
Retirement severance expense	—	—	18,578	—	—	—
Depreciation and amortization	23,498	21,849	19,355	17,989	17,421	16,002
Share-based compensation expense
to management and trustees	2,161	2,085	1,972	1,918	2,313	2,343
Costs associated with loan refinancing
or payoff	18	243	—	301	—	—
Interest cost capitalized	(4,771)	(5,145)	(4,348)	(2,543)	(2,085)	(1,610)
Straight-line rental revenue	(2,738)	(3,211)	(2,943)	(3,515)	(2,932)	(1,107)
Loss (gain) on sale of real estate	95	—	(23,924)	(879)	—	—
Gain on sale of investment in a direct financing lease	—	—	—	—	—	(220)
Deferred income tax expense (benefit)	53	(6,711)	6,888	184	363	842
Interest coverage amount	$94,594	$87,469	$82,952	$89,781	$84,829	$79,940

Interest expense, net	$20,529	$20,007	$18,587	$20,015	$20,801	$20,555
Interest income	—	12	12	2	12	9
Interest cost capitalized	4,771	5,145	4,348	2,543	2,085	1,610
Interest expense, gross	$25,300	$25,164	$22,947	$22,560	$22,898	$22,174

Interest coverage ratio	3.7	3.5	3.6	4.0	3.7	3.6

Fixed Charge Coverage Ratio (1):
Interest coverage amount	$94,594	$87,469	$82,952	$89,781	$84,829	$79,940

Interest expense, gross	$25,300	$25,164	$22,947	$22,560	$22,898	$22,174
Preferred share dividends	5,951	5,952	5,952	5,951	5,952	5,952
Fixed charges	$31,251	$31,116	$28,899	$28,511	$28,850	$28,126

Fixed charge coverage ratio	3.0	2.8	2.9	3.1	2.9	2.8

Debt Service Coverage Ratio (1):
Interest coverage amount	$94,594	$87,469	$82,952	$89,781	$84,829	$79,940

Interest expense, gross	$25,300	$25,164	$22,947	$22,560	$22,898	$22,174
Recurring principal payments	3,363	3,560	3,711	3,654	3,590	3,249
Debt service	$28,663	$28,724	$26,658	$26,214	$26,488	$25,423

Debt service coverage ratio	3.3	3.0	3.1	3.4	3.2	3.1

(1) See pages 32 through 33 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

EPR Properties
Reconciliation of Interest Coverage Amount to Net Cash Provided by Operating Activities
(Unaudited, dollars in thousands)

The interest coverage amount per the table on the previous page is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used in investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	3rd Quarter 2015	2nd Quarter 2015	1st Quarter 2015	4th Quarter 2014	3rd Quarter 2014	2nd Quarter 2014

Net cash provided by operating activities	$64,415	$62,889	$57,518	$82,087	$53,854	$72,824

Equity in income from joint ventures	339	198	164	395	300	267
Distributions from joint ventures	—	—	—	—	(810)	—
Amortization of deferred financing costs	(1,156)	(1,173)	(1,096)	(1,090)	(1,082)	(1,061)
Amortization of above market leases, net	(48)	(49)	(48)	(48)	(48)	(48)
Increase in mortgage notes and related accrued interest receivable	2,456	2,410	599	1,674	2,087	129
Increase (decrease) in restricted cash	373	197	(730)	(1,486)	(1,181)	(754)
Increase in accounts receivable, net	(805)	6,981	1,865	3,124	2,052	883
Increase in direct financing lease receivable	826	948	934	782	529	988
Increase (decrease) in other assets	344	(834)	2,891	(664)	(616)	2,195
Decrease (increase) in accounts payable and accrued liabilities	8,697	(3,437)	(2,529)	(12,711)	8,101	(14,688)
Decrease (increase) in unearned rents and interest	579	(1,898)	(6,079)	85	3,393	(1,008)
Straight-line rental revenue	(2,738)	(3,211)	(2,943)	(3,515)	(2,932)	(1,107)
Interest expense, gross	25,300	25,164	22,947	22,560	22,898	22,174
Interest cost capitalized	(4,771)	(5,145)	(4,348)	(2,543)	(2,085)	(1,610)
Transaction costs	783	4,429	1,606	1,131	369	756
Retirement severance expense (cash portion)	—	—	12,201	—	—	—
Interest coverage amount (1)	$94,594	$87,469	$82,952	$89,781	$84,829	$79,940

(1) See pages 32 through 33 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

EPR Properties
Capital Spending and Disposition Summaries
(Unaudited, dollars in thousands)

2015 Capital Spending:
Description	Location	Operating Segment	Capital Spending Three Months Ended September 30, 2015	Capital Spending Nine Months Ended September 30, 2015
Development and redevelopment of megaplex theatres	various	Entertainment	$7,205	$15,146
Acquisition of megaplex theatres	various	Entertainment	18,763	54,437
Development of other entertainment and retail projects	various	Entertainment	3,913	13,298
Investment in mortgage notes receivable for public charter schools	various	Education	1,541	3,824
Acquisition and development of public charter school properties	various	Education	31,234	84,031
Acquisition and development of early childhood education centers	various	Education	28,866	67,063
Development of private school properties	various	Education	8,901	64,902
Acquisition and development of ski resort	Wintergreen, VA	Recreation	—	21,865
Improvements at Wisp ski resort	McHenry, MD	Recreation	—	240
Development of TopGolf golf entertainment facilities	various	Recreation	49,430	119,860
Development of Camelback Mountain Resort	Tannersville, PA	Recreation	15,369	46,080
Additions to mortgage note receivable for development of excess land at Schlitterbahn waterpark	various	Recreation	6,854	10,111
Investment in casino and resort project	Sullivan County, NY	Other	2,684	8,642
Total investment spending			$174,760	$509,499
Infrastructure spending for casino and resort project (1)	Sullivan County, NY	Other	12,649	12,649
Other capital acquisitions, net	various		650	1,676
Total capital spending			$188,059	$523,824

2015 Dispositions:
Description	Location	Date of Disposition	Net Sales Proceeds
Sale of megaplex theatre property	Los Angeles, CA	January 2015	$42,709
Sale of land adjacent to public charter school investment	Queen Creek, AZ	March 2015	1,081
Sale of public charter school property	Pittsburgh, PA	May 2015	4,741
Sale of land adjacent to megaplex theatre property	Warrenville, IL	July 2015	2,202

(1) Infrastructure spending for the Adelaar casino and resort project is expected to be recovered when the infrastructure is sold in conjunction with the issuance of IDA bonds. Total infrastructure spending through September 30, 2015 is $22.7 million.

EPR Properties
Property Under Development - Investment Spending Estimates at September 30, 2015 (1)
(Unaudited, dollars in thousands)

	September 30, 2015		Owned Build-to-Suit Spending Estimates
	Property Under Development	# of Projects	4th Quarter 2015	1st Quarter 2016	2nd Quarter 2016	3rd Quarter 2016	Remainder 2016-2017	Total Expected Cost (2)	% Leased
Entertainment	$18,651	4	$4,816	$3,010	$1,834	$611	$5,537	$34,459	100%
Education	101,575	25	26,751	55,467	53,400	40,877	25,771	303,841	100%
Recreation	41,269	3	10,129	10,129	8,243	4,700	—	74,470	100%
Total Build-to-Suit	161,495	32	$41,696	$68,606	$63,477	$46,188	$31,308	$412,770
Non Build-to-Suit Development	13,974
Adelaar	199,064
Total Property Under Development	$374,533

		September 30, 2015	Owned Build-to-Suit In-Service Estimates
		# of Projects	4th Quarter 2015	1st Quarter 2016	2nd Quarter 2016	3rd Quarter 2016	Remainder 2016-2017	Total In-Service (2)	Actual In-Service 3rd Quarter 2015
Entertainment		4	$17,090	$17,369	$—	$—	$—	$34,459	$—
Education		25	12,740	14,195	65,506	41,996	169,404	303,841	176,912
Recreation		3	24,773	—	—	25,209	24,488	74,470	116,230
Total Build-to-Suit		32	$54,603	$31,564	$65,506	$67,205	$193,892	$412,770	$293,142

	September 30, 2015		Mortgage Build-to-Suit Spending Estimates
	Mortgage Notes Receivable	# of Projects	4th Quarter 2015	1st Quarter 2016	2nd Quarter 2016	3rd Quarter 2016	Remainder 2016-2017	Total Expected Cost (2)
Entertainment	$—	—	$—	$—	$—	$—	$—	$—
Education	4,894	1	1,086	1,086	1,086	323	—	8,475
Recreation	4,160	1	4,333	4,333	3,469	—	—	16,295
Total Build-to-Suit Mortgage Notes	9,054	2	$5,419	$5,419	$4,555	$323	$—	$24,770
Non Build-to-Suit Mortgage Notes	446,276
Total Mortgage Notes Receivable	$455,330

(1) This schedule includes only those properties for which the Company has closed on a contract (lease or mortgage) and commenced construction as of September 30, 2015.
(2) "Total Expected Cost" and "Total In-Service" each reflect the total capital costs expected to be funded by the Company through completion (including capitalized interest or accrued interest as applicable).

Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. Development projects have risks. See Item 1A - "Risk Factors" in the Company's most recent Annual Report on Form 10-K and, to the extent applicable, the Company's Quarterly Reports on Form 10-Q.

EPR Properties
Financial Information by Asset Type
For the Three Months Ended September 30, 2015
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$59,637	$13,990	$12,079	$—	$85,706	$—	$85,706
Tenant reimbursements	3,718	—	—	—	3,718	—	3,718
Other income	1	—	—	55	56	662	718
Mortgage and other financing income	1,782	7,479	8,835	97	18,193	—	18,193
Total revenue	65,138	21,469	20,914	152	107,673	662	108,335

Property operating expense	5,413	—	—	83	5,496	—	5,496
Other expense	—	—	—	221	221	—	221
Total investment expenses	5,413	—	—	304	5,717	—	5,717
General and administrative expense	—	—	—	—	—	7,482	7,482
Transaction costs	—	—	—	—	—	783	783
EBITDA - continuing operations	$59,725	$21,469	$20,914	$(152)	$101,956	$(7,603)	$94,353
	58%	21%	21%	—%	100%

Add: transaction costs						783	783
Adjusted EBITDA - continuing operations							95,136

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(18)	(18)
Interest expense, net						(20,529)	(20,529)
Transaction costs						(783)	(783)
Depreciation and amortization						(23,498)	(23,498)
Equity in income from joint ventures						339	339
Loss on sale of real estate						(95)	(95)
Income tax expense						(498)	(498)
Discontinued operations:
Income from discontinued operations						141	141
Net income attributable to EPR Properties							50,195
Preferred dividend requirements						(5,951)	(5,951)
Net income available to common shareholders of EPR Properties							$44,244

EPR Properties
Financial Information by Asset Type
For the Nine Months Ended September 30, 2015
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$179,407	$34,887	$26,012	$—	$240,306	$—	$240,306
Tenant reimbursements	12,009	—	—	(23)	11,986	—	11,986
Other income	504	—	—	118	622	1,794	2,416
Mortgage and other financing income	5,346	23,056	25,629	290	54,321	—	54,321
Total revenue	197,266	57,943	51,641	385	307,235	1,794	309,029

Property operating expense	17,399	—	—	224	17,623	—	17,623
Other expense	—	—	—	533	533	—	533
Total investment expenses	17,399	—	—	757	18,156	—	18,156
General and administrative expense	—	—	—	—	—	22,920	22,920
Transaction costs	—	—	—	—	—	6,818	6,818
Retirement severance expense	—	—	—	—	—	18,578	18,578
EBITDA - continuing operations	$179,867	$57,943	$51,641	$(372)	$289,079	$(46,522)	$242,557
	62%	20%	18%	—%	100%

Add: transaction costs						6,818	6,818
Add: retirement severance expense						18,578	18,578
Adjusted EBITDA - continuing operations							267,953

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(261)	(261)
Interest expense, net						(59,123)	(59,123)
Transaction costs						(6,818)	(6,818)
Retirement severance expense						(18,578)	(18,578)
Depreciation and amortization						(64,702)	(64,702)
Equity in income from joint ventures						701	701
Gain on sale of real estate						23,829	23,829
Income tax expense						(1,418)	(1,418)
Discontinued operations:
Income from discontinued operations						199	199
Net income attributable to EPR Properties							141,782
Preferred dividend requirements						(17,855)	(17,855)
Net income available to common shareholders of EPR Properties							$123,927

EPR Properties
Financial Information by Asset Type
For the Three Months Ended September 30, 2014
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$60,616	$7,490	$6,069	$235	$74,410	$—	$74,410
Tenant reimbursements	4,486	—	—	—	4,486	—	4,486
Other income	5	—	—	191	196	149	345
Mortgage and other financing income	1,789	7,561	10,050	97	19,497	—	19,497
Total revenue	66,896	15,051	16,119	523	98,589	149	98,738

Property operating expense	5,759	—	—	189	5,948	—	5,948
Other expense	—	—	—	248	248	—	248
Total investment expenses	5,759	—	—	437	6,196	—	6,196
General and administrative expense	—	—	—	—	—	6,719	6,719
Transaction costs	—	—	—	—	—	369	369
Provision for loan loss	—	—	—	—	—	3,777	3,777
EBITDA - continuing operations	$61,137	$15,051	$16,119	$86	$92,393	$(10,716)	$81,677
	66%	16%	18%	—%	100%

Add: transaction costs						369	369
Add: provision for loan loss						3,777	3,777
Adjusted EBITDA - continuing operations							85,823

Reconciliation to Consolidated Statements of Income:
Interest expense, net						(20,801)	(20,801)
Transaction costs						(369)	(369)
Provision for loan loss						(3,777)	(3,777)
Depreciation and amortization						(17,421)	(17,421)
Equity in income from joint ventures						300	300
Income tax expense						(1,047)	(1,047)
Discontinued operations:
Loss from discontinued operations						(3)	(3)
Net income attributable to EPR Properties							42,705
Preferred dividend requirements						(5,952)	(5,952)
Net income available to common shareholders of EPR Properties							$36,753

EPR Properties
Financial Information by Asset Type
For the Nine Months Ended September 30, 2014
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$176,940	$18,486	$14,528	$805	$210,759	$—	210,759
Tenant reimbursements	13,355	—	—	—	13,355	—	13,355
Other income (loss)	(7)	—	—	284	277	429	706
Mortgage and other financing income	5,279	23,779	26,212	291	55,561	—	55,561
Total revenue	195,567	42,265	40,740	1,380	279,952	429	280,381

Property operating expense	17,413	—	—	523	17,936	—	17,936
Other expense	—	—	—	566	566	—	566
Total investment expenses	17,413	—	—	1,089	18,502	—	18,502
General and administrative expense	—	—	—	—	—	21,260	21,260
Transaction costs	—	—	—	—	—	1,321	1,321
Provision for loan loss reserve	—	—	—	—	—	3,777	3,777
EBITDA - continuing operations	$178,154	$42,265	$40,740	$291	$261,450	$(25,929)	$235,521
	68%	16%	16%	—%	100%

Add: transaction costs						1,321	1,321
Add: provision for loan loss reserve						3,777	3,777
Adjusted EBITDA - continuing operations							240,619

Reconciliation to Consolidated Statements of Income:
Interest expense, net						(61,254)	(61,254)
Transaction costs						(1,321)	(1,321)
Provision for loan loss reserve						(3,777)	(3,777)
Depreciation and amortization						(48,750)	(48,750)
Equity in income from joint ventures						878	878
Gain on sale of real estate						330	330
Gain on sale of investment in a direct financing lease						220	220
Income tax expense						(3,332)	(3,332)
Discontinued operations:
Income from discontinued operations						8	8
Transaction (costs) benefit						3,376	3,376
Net income attributable to EPR Properties							126,997
Preferred dividend requirements						(17,856)	(17,856)
Net income available to common shareholders of EPR Properties							$109,141

EPR Properties
Financial Information by Segment - Discontinued Operations
(Unaudited, dollars in thousands)

	For the Three Months Ended September 30, 2015			For the Nine Months Ended September 30, 2015
	Entertainment (1)	Other	Consolidated	Entertainment (1)	Other	Consolidated
Tenant reimbursements	$—	$—	$—	$68	$—	$68
Other income	172	—	172	172	—	172
Total revenue	172	—	172	240	—	240

Property operating expense	2	—	2	12	—	12
Total investment expenses	2	—	2	12	—	12
EBITDA and Adjusted EBITDA - discontinued operations	$170	$—	$170	$228	$—	$228

Reconciliation to Consolidated Statements of Income:
Income tax expense			(29)			(29)
Income from discontinued operations			$141			$199

	For the Three Months Ended September 30, 2014			For the Nine Months Ended September 30, 2014
	Entertainment (1)	Other	Consolidated	Entertainment (1)	Other (2)	Consolidated
Rental revenue	$—	$—	$—	$3	$—	$3
Total revenue	—	—	—	3	—	3

Property operating expense	3	—	3	13	—	13
Other expense (benefit)	—	—	—	—	(18)	(18)
Total investment expenses	3	—	3	13	(18)	(5)
Transaction costs (benefit)	—	—	—	(3,376)	—	(3,376)
EBITDA - discontinued operations	$(3)	$—	$(3)	$3,366	$18	$3,384

Add: transaction costs (benefit)			—			(3,376)
Adjusted EBITDA - discontinued operations			$(3)			$8
Reconciliation to Consolidated Statements of Income:
Transaction costs (benefit)			—			3,376
Income (loss) from discontinued operations			$(3)			$3,384

(1) For each of the three and nine months ended September 30, 2015 and 2014 primarily relates to the settlement of escrow reserves and post closing adjustments associated with the sale of Toronto Dundas Square. Additionally, for the nine months ended September 30, 2014, transaction costs (benefit) consists of a reversal of a liability that was established with the March 4, 2010 acquisition of Toronto Dundas Square. This liability was reversed as the related payment is not expected to occur.

(2) For the nine months ended September 30, 2014, consists of a property tax refund received on a vineyard and winery property sold in 2013.

EPR Properties
Investment Information by Asset Type
As of September 30, 2015 and December 31, 2014
(Unaudited, dollars in thousands)

	As of September 30, 2015
	Entertainment	Education	Recreation	Other	Consolidated
Rental properties, net of accumulated depreciation	$1,835,967	$570,114	$532,798	$—	$2,938,879
Add back accumulated depreciation on rental properties	473,446	19,641	18,862	—	511,949
Land held for development	4,457	2,274	—	23,770	30,501
Property under development	32,600	101,575	41,294	199,064	374,533
Mortgage notes and related accrued interest receivable, net	58,220	80,230	311,859	5,021	455,330
Investment in a direct financing lease, net	—	190,029	—	—	190,029
Investment in joint ventures	6,439	—	—	—	6,439
Intangible assets, gross (1)	21,071	—	—	—	21,071
Notes receivable and related accrued interest receivable, net (1)	2,186	—	—	—	2,186
Total investments (2)	$2,434,386	$963,863	$904,813	$227,855	$4,530,917
% of total investments	54%	21%	20%	5%	100%

	As of December 31, 2014
	Entertainment	Education	Recreation	Other	Consolidated
Rental properties, net of accumulated depreciation	$1,851,285	$354,182	$246,067	$—	$2,451,534
Add back accumulated depreciation on rental properties	442,827	11,086	11,747	—	465,660
Land held for development	4,457	—	—	201,544	206,001
Property under development	25,321	86,436	70,041	—	181,798
Mortgage notes and related accrued interest receivable, net	58,220	76,917	367,797	5,021	507,955
Investment in a direct financing lease, net	—	199,332	—	—	199,332
Investment in joint ventures	5,738	—	—	—	5,738
Intangible assets, gross (1)	20,796	—	—	—	20,796
Notes receivable and related accrued interest receivable, net (1)	2,069	—	—	—	2,069
Total investments (2)	$2,410,713	$727,953	$695,652	$206,565	$4,040,883
% of total investments	60%	18%	17%	5%	100%

(1) Included in other assets in the consolidated balance sheets as of September 30, 2015 and December 31, 2014 in the Company's Quarterly Report on Form 10-Q. Reconciliation is as follows:

	9/30/2015	12/31/2014
Intangible assets, gross	$21,071	$20,796
Less: accumulated amortization on intangible assets	(12,028)	(12,290)
Notes receivable and related accrued interest receivable, net	2,186	2,069
Prepaid expenses and other current assets	77,335	55,516
Total other assets	$88,564	$66,091

(2) See pages 32 and 33 for definitions.

EPR Properties
Lease Expirations
As of September 30, 2015
(Unaudited, dollars in thousands)

	Megaplex Theatres				Public Charter Schools, Early Education Centers and Private Schools				Ski Parks and Golf Entertainment Complexes
Year	Total Number of Properties		Rental Revenue for the Trailing Twelve Months Ended September 30, 2015 (1)	% of Total Revenue	Total Number of Properties		Financing Income/Rental Revenue for the Trailing Twelve Months Ended September 30, 2015	% of Total Revenue	Total Number of Properties	Rental Revenue for the Trailing Twelve Months Ended September 30, 2015	% of Total Revenue

2015	—		$—	—%	—		$—	—%	—	$—	—%
2016	4		9,243	2%	1		160	—%	—	—	—%
2017	4		7,359	2%	1		1,120	—%	—	—	—%
2018	16		26,483	6%	—		—	—%	—	—	—%
2019	5		12,622	3%	—		—	—%	—	—	—%
2020	8		13,836	3%	—		—	—%	—	—	—%
2021	5		7,582	2%	—		—	—%	—	—	—%
2022	12		22,279	5%	—		—	—%	—	—	—%
2023	5		10,613	3%	—		—	—%	—	—	—%
2024	14		27,953	7%	—		—	—%	—	—	—%
2025	8		13,357	3%	—		—	—%	—	—	—%
2026	6		10,396	3%	—		—	—%	—	—	—%
2027	13	(2)	15,028	4%	—		—	—%	1	2,896	1%
2028	4		6,293	2%	—		—	—%	—	—	—%
2029	16	(3)	15,442	4%	—		—	—%	—	—	—%
2030	1		532	—%	—		—	—%	—	—	—%
2031	5	(4)	7,118	2%	9	(5)	7,563	2%	—	—	—%
2032	3		2,047	—%	13	(6)	16,950	4%	3	4,632	1%
2033	6		4,678	1%	16	(7)	16,380	4%	1	1,676	1%
2034	2		1,977	—%	15		16,344	4%	6	9,625	2%
Thereafter	—		—	—	23	(8)	9,030	2%	9	13,016	3%
	137		$214,838	52%	78		$67,547	16%	20	$31,845	8%

Note: This schedule relates to owned megaplex theatres, public charter schools, early education centers, private schools, ski parks and golf entertainment complexes only, which together represent approximately 76% of total revenue for the trailing twelve months ended September 30, 2015. This schedule excludes properties under construction, land held for development and investments in mortgage notes receivable.

(1) Consists of rental revenue and tenant reimbursements.
(2) Eleven of these theatre properties are leased under a master lease.
(3) Fifteen of these theatre properties are leased under a master lease.
(4) Four of these theatre properties are leased under a master lease.
(5) Four of these public charter school properties are leased under a master lease to Imagine.
(6) Five of these public charter school properties are leased under a master lease to Imagine.
(7) Nine of these public charter school properties are leased under a master lease to Imagine.
(8) Three of these public charter school properties are leased under a master lease to Imagine.

EPR Properties
Top Ten Customers by Revenue from Continuing Operations
(Unaudited, dollars in thousands)

			Total Revenue For The		Total Revenue For The
			Three Months Ended	Percentage of	Nine Months Ended	Percentage of
	Customers	Asset Type	September 30, 2015	Total Revenue	September 30, 2015	Total Revenue

1.	American Multi-Cinema, Inc.	Entertainment	$21,565	20%	$64,310	21%
2.	Regal Cinemas, Inc.	Entertainment	10,544	10%	30,539	10%
3.	Cinemark USA, Inc.	Entertainment	8,265	7%	24,995	8%
4.	Top Golf USA	Recreation	7,258	7%	15,694	5%
5.	Imagine Schools, Inc.	Education	5,696	5%	17,664	6%
6.	SVVI, LLC	Recreation	5,116	5%	12,073	4%
7.	Carmike USA, Inc.	Entertainment	4,887	4%	14,564	4%
8.	CBK Lodge, LP and CBH20, LP	Recreation	4,535	4%	12,084	4%
9.	Southern Theatres, LLC	Entertainment	3,112	3%	9,276	3%
10.	Peak Resorts, Inc.	Recreation	2,787	3%	8,361	3%

	Total		$73,765	68%	$209,560	68%

EPR Properties
Summary of Mortgage Notes Receivable
(Unaudited, dollars in thousands)

Summary of Mortgage Notes Receivable

	September 30, 2015	December 31, 2014
Mortgage note, 9.00%, paid October 1, 2015	$665	$1,164
Mortgage note and related accrued interest receivable, 9.00%, due November 30, 2015	1,229	1,149
Mortgage note receivable, 5.50%, due November 1, 2016	2,500	2,500
Mortgage note receivable and related accrued interest receivable, 9.00%, due March 11, 2017	1,454	—
Mortgage note and related accrued interest receivable, 10.00%, due November 1, 2017	2,521	2,521
Mortgage notes and related accrued interest receivable, 7.00% to 10.00%, due May 1, 2019	201,298	191,116
Mortgage note, 10.00%, borrower exercised conversion option on August 1, 2015	—	70,114
Mortgage note and related accrued interest receivable, 10.65%, due June 28, 2032	36,032	36,032
Mortgage note and related accrued interest receivable, 9.50%, due September 1, 2032	19,906	19,795
Mortgage note and related accrued interest receivable, 10.25%, due October 31, 2032	22,188	22,188
Mortgage note and related accrued interest receivable, 9.00%, due December 31, 2032	5,502	5,598
Mortgage notes and related accrued interest receivable, 9.50%, due April 30, 2033	30,724	28,788
Mortgage note and related accrued interest receivable, 10.25%, due June 30, 2033	3,484	3,471
Mortgage note, 11.31%, due July 1, 2033	12,839	13,005
Mortgage note and related accrued interest receivable, 8.50%, due June 30, 2034	4,894	4,870
Mortgage note and related accrued interest receivable, 9.50%, due August 31, 2034	12,372	12,082
Mortgage note and related accrued interest receivable, 11.10%, due December 1, 2034	51,450	51,450
Mortgage notes, 10.13%, due December 1, 2034	37,562	37,562
Mortgage notes, 10.40%, due December 1, 2034	4,550	4,550
Mortgage note and related accrued interest receivable, 10.25%, due July 1, 2036	4,160	—
Total mortgage notes and related accrued interest receivable	$455,330	$507,955

Payments Due on Mortgage Notes Receivable

	As of September 30, 2015
Year:
2015	$4,649
2016	3,932
2017	3,208
2018	837
2019	202,229
Thereafter	240,475
Total	$455,330

EPR Properties
Summary of Notes Receivable
(Unaudited, dollars in thousands)

Summary of Notes Receivable (1)

	September 30, 2015	December 31, 2014
Note and related accrued interest receivable, 9.23%,
past due (2)	$—	$3,777
Note and related accrued interest receivable, 12.50%,
due March 1, 2024	2,186	2,069
Total notes and related accrued interest receivable	$2,186	$5,846
Less: Loan loss reserve	—	(3,777)
Total notes and related accrued interest receivable, net	$2,186	$2,069

(1) Included in other assets in the consolidated balance sheets as of September 30, 2015 and December 31, 2014 in the Company's Quarterly Report on Form 10-Q.

(2) Note was written off during the three months ended September 30, 2015.

Payments due on Notes Receivable

	As of September 30, 2015
Year:
2015	$17
2016	252
2017	—
2018	—
2019	—
Thereafter	1,917
Total	$2,186

EPR Properties
Guidance
(Dollars in millions except for per share information)

Measure		2015 Guidance						2016 Guidance
	YTD Actuals	Current			Prior			Current
Investment spending	$509.5	$575.0	to	$625.0	$500.0	to	$550.0	$600.0	to	$650.0
Disposition proceeds	$50.7	$50.7			(1)			$75.0	to	$175.0

Termination fees - public charter schools	$—	$—			(1)			$5.0	to	$7.0
Percentage rent	$1.8	$2.5	to	$3.0	(1)			$3.4	to	$4.2
Participating interest income	$1.5	$1.5			(1)			$1.2	to	$1.6
General and administrative expense	$22.9	$31.0	to	$32.0	$31.0			$34.0	to	$35.0

FFO per diluted share	$2.84	$3.98	to	$4.03	(1)			$4.66	to	$4.76
FFO as adjusted per diluted share	$3.27	$4.41	to	$4.46	$4.34	to	$4.44	$4.70	to	$4.80

Reconciliation from Net income available to common shareholders of EPR Properties (per diluted share):	YTD Actuals	2015 Current Guidance						2016 Current Guidance
Net income available to common shareholders of EPR Properties	$2.15	$2.87	to	$2.92				$3.11	to	$3.21
Gain on sale of real estate (excluding land sales)	(0.41)	(0.41)						(0.06)
Real estate depreciation and amortization	1.10	1.51						1.61
Allocated share of joint venture depreciation	—	—						—
FFO available to common shareholders of EPR Properties (2)	$2.84	$3.97	to	$4.02				$4.66	to	$4.76
Costs associated with loan refinancing or payoff	—	—						—
Transaction costs	0.12	0.13						0.04
Retirement severance expense	0.31	0.31						—
Loss (gain) on sale of land	—	—						—
Deferred income tax expense	—							—
FFO as adjusted available to common shareholders of EPR Properties (2)	$3.27	$4.41	to	$4.46				$4.70	to	$4.80

Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. See cautionary statement concerning forward-looking statements on page 3.

(1) Not previously provided
(2) Per share results include the effect, if necessary, of the conversion of the 5.75% Series C cumulative convertible preferred shares.

EPR Properties
Definitions-Non-GAAP Financial Measures

EBITDA AND ADJUSTED EBITDA
EBITDA is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management uses EBITDA in its analysis of the business and operations of the Company and believes it is useful to investors because it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA - continuing operations as the sum of net income plus costs (gain) associated with loan refinancing or payoff, net, interest expense (net), depreciation and amortization, less gain on sale or acquisition of real estate, gain on early extinguishment of debt, equity in income from joint ventures, gain on previously held equity interest, income tax expense or benefit and discontinued operations. EBITDA - discontinued operations is computed in the same manner but only as it relates to discontinued operations. Adjusted EBITDA - continuing operations is presented to also add back the effect of non-cash impairment charges, retirement severance expense, the provision for loan losses and transaction costs (benefit). Adjusted EBITDA - discontinued operations is computed in the same manner but only as it relates to discontinued operations.

The Company’s method of calculating EBITDA and Adjusted EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and Adjusted EBITDA do not represent cash generated from operations as defined by U.S. generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

FUNDS FROM OPERATIONS (“FFO”) AND FFO AS ADJUSTED
The National Association of Real Estate Investment Trusts (“NAREIT”) developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. Pursuant to the definition of FFO by the Board of Governors of NAREIT, we calculate FFO as net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from sales [or acquisitions] of depreciable operating properties and impairment losses of depreciable real estate, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. We have calculated FFO for all periods presented in accordance with this definition. In addition, we present FFO as adjusted by adding to FFO costs (gains) associated with loan refinancing or payoff, net, transaction costs (benefit), retirement severance expense, provision for loan losses and preferred share redemption costs and by subtracting gain on early extinguishment of debt, gain (loss) on sale of land and deferred income tax benefit (expense). FFO and FFO as adjusted are a non-GAAP financial measures. FFO and FFO as adjusted do not represent cash flows from operations as defined by GAAP and are not indicative that cash flows are adequate to fund all cash needs and are not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO and FFO as adjusted the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
In addition to FFO, we present AFFO by adding to FFO provision for loan losses, transaction costs (benefit), retirement severance expense, non-real estate depreciation and amortization, deferred financing fees amortization, costs (gain) associated with loan refinancing or payoff, net, share-based compensation expense to management and trustees, amortization of above market leases, net and preferred share redemption costs; and subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue, the non-cash portion of mortgage and other financing income and gain on early extinguishment of debt, gain (loss) on sale of land and deferred income tax benefit (expense). AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

INTEREST COVERAGE RATIO
The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. We calculate the interest coverage amount by adding to net income impairment charges, provision for loan losses, transaction costs (benefit), interest expense, gross (including interest expense in discontinued operations), retirement severance expense, depreciation and amortization, share-based compensation expense to management and trustees and costs (gain) associated with loan refinancing or payoff, net; subtracting interest cost capitalized, straight-line rental revenue, gain on early extinguishment of debt, gain (loss) on sale or acquisition of real estate from continuing and discontinued operations, gain on previously held equity interest and deferred income tax benefit (expense). We calculated interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. We consider the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. Our calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO
The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that preferred share dividends are also added to the denominator. We consider the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. Our calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO
The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that recurring principal payments are also added to the denominator. We consider the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. Our calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

TOTAL INVESTMENTS
Total investments is a non-GAAP financial measure defined as the sum of the carrying values of rental properties (before accumulated depreciation), rental properties held for sale (before accumulated depreciation), land held for development, property under development, mortgage notes receivable (including related accrued interest receivable), investment in a direct financing lease, net, investment in joint ventures, intangible assets, gross (included in other assets) and notes receivable and related accrued interest receivable, net (included in other assets). Total investments is a useful measure for management and investors as it illustrates across which asset categories the Company's funds have been invested.